SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 30, 2011
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware 1-16725 42-1520346
(State or other jurisdiction (Commission file number) (I.R.S. Employer of incorporation) Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 7.01	Regulation FD Disclosure

The following information is being furnished under Item 7.01 "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 30, 2011, Principal Financial Group, Inc. announced its outlook for 2012 operating earnings. The text of the announcement is included herewith as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

Exhibit 99	Press Release Concerning 2012 Outlook Dated November 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ John Egan
Name: John Egan
Title: Vice President – Investor Relations

Date: November 30, 2011

EXHIBIT 99

RELEASE: On receipt: Nov. 30, 2011
MEDIA CONTACT: Susan Houser, 515-248-2268, houser.susan@principal.com
INVESTOR RELATIONS CONTACT: John Egan, 515-235-9500, egan.john@principal.com

PRINCIPAL FINANCIAL GROUP, INC. ANNOUNCES OUTLOOK FOR 2012

(Des Moines, Iowa) – Principal Financial Group, Inc. (NYSE:PFG) today announced that the company expects 2012 operating earnings per diluted share (EPS) to range from $3.05 to $3.25.[1,2]3
Guidance for 2012 incorporates certain assumptions including:

An average S&P 500 Index of 1,275 in 2012, resulting in an 8 to 10 percent growth in average assets under management;
An assumption that interest rates as of Sept. 30, 2011 remain unchanged throughout 2012;
$800 to $900 million of total capital deployed for common stock dividend, strategic acquisitions and opportunistic share repurchase
o	Resulting in a diluted weighted average common shares outstanding ranging from 300- 305 million;
An estimated operating earnings reduction of $35 to $45 million due to the new DAC guidance
(ASU 2010-26) to be implemented Jan. 1, 2012; and,
Operating losses for the corporate segment of $120 to $130 million.

There is a 45-minute conference call at 10 a.m. ET on Dec. 1, 2011. Company senior leaders will provide additional detail on 2012 EPS guidance and answer questions. Slides will be available at
www.principal.com/investor approximately one-half hour prior to the start of the call.

To access the call:

• Via live Internet webcast. Please go to www.principal.com/investor at least 10-15 minutes prior to the start of the call to register, and to download and install any necessary software.

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[1] Guidance speaks only as of the date it is made. The company does not undertake to update annual guidance during the year, but may do so if significant changes occur in general business conditions or company operations.
2 EPS, which is not measured in accordance with U.S. generally accepted accounting principles (U.S. GAAP), should not be viewed as a substitute for net income available to common stockholders (net income) per diluted share determined in accordance with U.S.
GAAP. EPS is calculated by dividing operating earnings by diluted weighted average common shares outstanding. Operating earnings are determined by adjusting net income for the effect of net realized capital gains and losses, as adjusted, and other after-
tax adjustments. After-tax adjustments have occurred in the past and could recur in future reporting periods. While these items may be significant components in understanding and assessing the company's consolidated financial performance, management believes the presentation of operating earnings per diluted share enhances the understanding of results of operations by highlighting earnings attributable to the normal, ongoing operations of the company's businesses. Management uses operating earnings for goal setting, as a basis for determining employee compensation, and evaluating performance on a basis comparable to that used by investors and securities analysts.
[3] There are a number of items the company does not predict that could significantly affect net income per diluted share, including, but not limited to gains or losses on investments, mark to market on derivatives, and changes to laws, regulations, accounting standards and from discontinued operations. Accordingly, no outlook for net income available to common stockholders per diluted share is provided.

  Via telephone by dialing 800-374-1609 (U.S. and Canadian callers) or 706-643-7701 (International callers) approximately 10 minutes prior to the start of the call. The access code is 27371066.
  Replay of the guidance call via telephone is available by dialing 855-859-2056 (U.S. and Canadian callers) or 404-537-3406 (International callers). The access code is 27371066. This replay will be available approximately two hours after the completion of the live guidance call through the end of day Dec. 8, 2011.
  Replay of the guidance call via webcast will be available at: www.principal.com/investor.

Forward looking and cautionary statements

This press release contains forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec.
31, 2010, and in the company’s quarterly report on Form 10-Q for the quarter ended Sept. 30, 2011, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; continued difficult conditions in the global capital markets and the economy generally; continued volatility or further declines in the equity markets; changes in interest rates or credit spreads; the company’s investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company’s valuation of securities may include methodologies, estimations and assumptions that are subject to differing interpretations; the determination of the amount of allowances and impairments taken on the company’s investments requires estimations and assumptions that are subject to differing interpretations; gross unrealized losses may be realized or result in future impairments; competition from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company’s financial strength or credit ratings; inability to attract and retain sales representatives and develop new distribution sources; international business risks; the company’s actual experience could differ significantly from its pricing and reserving assumptions; the company’s ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends or distributions
Iowa insurance laws impose on Principal Life; the pattern of amortizing the company’s DPAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; the company may need to fund deficiencies in its “Closed Block” assets that support participating ordinary life insurance policies that had a dividend scale in force at the time of Principal Life’s 1998 conversion into a stock life insurance company; the company’s reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; changes in laws, regulations or accounting standards; a computer system failure or security breach could disrupt the company’s business, and damage its reputation; results of litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; fluctuations in foreign currency exchange rates; and applicable laws and the company’s stockholder rights plan, certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests.

About the Principal Financial Group
The Principal Financial Group® (The Principal ®)[4] is a global investment management leader including retirement services, insurance solutions and asset management. The Principal offers businesses, individuals and institutional clients a wide range of financial products and services, including retirement, asset management and insurance through its diverse family of financial services companies. Founded in 1879 and a member of the FORTUNE 500®, the Principal Financial Group has $320.8 billion in assets under management[5] and serves some 17.8 million customers worldwide from offices in Asia, Australia, Europe,
Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock
Exchange under the ticker symbol PFG. For more information, visit www.principal.com.

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[4] “The Principal Financial Group” and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the
Principal Financial Group.
5 As of September 30, 2011.